Exhibit 99.1

Pagaya Structured Products LLC 335 Madison Avenue, 16th Floor New York, New York 10017

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of unsecured consumer loans in connection with the proposed offering of Pagaya AI Debt Trust 2025-R1, Asset-Backed Notes. Pagaya Structured Products LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Loan File. Additionally, ATLAS SP Securities, a division of Apollo Global Securities, LLC and ATLAS SP Partners, L.P. (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On March 25, 2025, representative of the Company provided us with an unsecured consumer loan listing with respect to 124,918 unsecured consumer loans (the “Unsecured Consumer Loan Listing”).  At the Company’s instruction, we randomly selected 150 unsecured consumer loans (the “Sample Loans”) from the Unsecured Consumer Loan Listing.

Further, on March 27, 2025, representatives of the Company provided us with a computer generated data file and related record layout containing data, as represented to us by the Company, as of February 28, 2025, with respect to each of the 124,918 unsecured consumer loans set forth on the Unsecured Consumer Loan Listing (the “Initial Statistical Loan File”).

Additionally, on April 3, 2025, representatives of the Company provided us with a supplemental data file (the “Supplemental Data File”) containing an updated maturity date, updated original FICO score and remaining term for each of the Sample Loans.  At the instruction of the Company, we (i) adjusted the Initial Statistical Loan File with the updated maturity date and updated original FICO set forth on the Supplement Data File and (ii) appended the Initial Statistical Loan File with the remaining term set forth on the Supplemental Data File.  The Initial Statistical Loan File, as adjusted, is hereinafter referred to as the “Statistical Loan File.”

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics
1. Loan number (for informational purpose only) 2. Maturity date 3. Loan amount 4. Origination date 5. Interest rate	6. Original loan term (months) 7. State of residence (at approval) 8. Original FICO score 9. Remaining term (months)

We compared Characteristics 2. through 5. to the corresponding information set forth on or derived from the “Promissory Note.”

We compared Characteristics 6. and 7. to the corresponding information set forth on or derived from the “Truth-in-Lending Agreement.”

We compared Characteristic 8. to the corresponding information set forth on or derived from the “Credit Score Disclosure.”

We compared Characteristic 9. to the number of months between (i) February 28, 2025 and (ii) the maturity date (as set forth on the Promissory Note).

In addition to the procedures described above, for each of the Sample Loans, we confirmed that the Promissory Note indicated that the borrower “signed electronically.”

For purposes of our comparisons and at your instruction:

•	with respect to our comparison of Characteristics 2. and 4., differences of 15 days or less are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 5., we were instructed to round the interest rate (as set forth on the Statistical Loan File) to the nearest two decimal places;

•	with respect to our comparison of Characteristic 8., differences of 2 points or less are deemed to be “in agreement”; and

•	with respect to our comparison of Characteristic 9., differences of 1 month are deemed to be “in agreement.”

The loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents, except as described in Appendix A.  Supplemental information is contained in Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

April 4, 2025

 Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 4, 2025.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Two differences in original FICO score.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 4, 2025.

Supplemental Information Related to the Findings Set Forth on Appendix A
Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Loan Documents

1	4139541	Original FICO score	580	614
1	4162070	Original FICO score	678	707

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.